Exhibit 10.1

                               PURCHASE AGREEMENT


         THIS PURCHASE AGREEMENT ("Agreement") is made as of the 27th day of June, 2001 by and among Visionics Corporation, formerly known as Digital Biometrics, Inc., a Delaware corporation (the "Company"), and the Investors set forth on the signature page affixed hereto (each an "Investor" and collectively the "Investors").

                                    RECITALS

              A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended;

              B. The Investors wish to purchase, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, that number of shares of the common stock of the Company, par value $.01 per share (the "Common Stock") and that number of warrants to purchase Common Stock in the forms attached hereto as EXHIBIT A (the "A Warrants"), and as EXHIBIT B (the "B Warrants" and together with the A Warrants the "Warrants"), as are set forth on the signature page attached hereto and executed by each such Investor; provided that the Company shall not in the aggregate sell in excess of $13,000,000 of shares of Common Stock and Warrants hereunder; and

              C. Under this Agreement, Special Situation Funds ("SSF") shall invest not less than $5,000,000 in the Common Stock and the Warrants; and

              D. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "1933 Act"), and applicable state securities laws.

              In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings here set forth:

              "Affiliate" means, with respect to any Person, any other Person which directly or indirectly Controls, is controlled by, or is under common control with, such Person.

              "Agreements" means this Agreement, the Registration Rights Agreement and the Warrants.

              "Average Price" means $5.66, being the average of the ten (10) closing trade prices of the Common Stock for the ten (10) consecutive trading sessions ending June 13, 2001.

              "Closing" means the consummation of the transactions contemplated by this Agreement, and "Closing Date" means the date of such Closing.

              "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

              "Company's Knowledge" means the actual knowledge of the executive officers of the Company after due inquiry.

              "Material Adverse Effect" means a material adverse effect on the condition, business, assets, or results of operations of the Company and its subsidiaries as a whole.

              "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

              "SEC Filings" has the meaning set forth in Section 4.6.

              "Securities" means the Shares, the Warrants and the Warrant Shares (defined below).

              "Shares" means the shares of Common Stock being purchased by the Investors hereunder.

              "Warrant Shares" means the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants.

              "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         2. Purchase and Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, each of the Investors hereby severally, and not jointly,


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agrees to purchase, and the Company hereby agrees to sell and issue to each such
Investor, the number of Shares and Warrants to purchase the number of shares of Common Stock set forth on such Investor's signature page attached hereto, provided that the Company shall not in the aggregate sell in excess of $13,000,000 of shares of Common Stock and Warrants hereunder. The number of Shares to be purchased by each Investor shall be determined by dividing such Investor's aggregate purchase price (as such aggregate purchase price is set forth on such Investor's signature page attached hereto) (the "Purchase Price") by an amount equal to Four Dollars and Fifty Cents ($4.50) (the "Per Share Purchase Price"). The Per Share Purchase Price is a fixed price; it does not adjust depending upon the timing of the Closing. The number of shares of Common Stock purchasable by the Investors upon exercise of the A Warrants and the B Warrants shall be as set forth on such Investor's signature page attached hereto. The Warrants shall afford to the Investors the right to purchase one share of Common Stock upon the exercise of the Warrants for every four Shares acquired on the Closing Date. The exercise price of the A Warrants payable by an Investor shall be the Average Price and the exercise price of the B Warrants payable by an Investor shall be 120% of the Average Price.

         3. Closing. Promptly upon the execution and delivery of this Agreement and the Registration Rights Agreement and the delivery of such other documents as may be required hereunder or as may be reasonably requested by the Investors or their counsel, the Company shall deliver to Investors' counsel, in trust, a certificate or certificates, registered in such name or names as the Investors may designate, representing all of the Shares and all of the Warrants, with instructions that such certificates are to be held for release to the Investors only upon payment of the Purchase Price to the Company. Upon receipt by counsel to the Investors of the certificates, each Investor shall promptly cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing such Investor's Purchase Price. On the date the Company receives such funds, the certificates evidencing the Shares and the Warrants shall be released to the Investors (and such date shall be deemed the "Closing Date"). The purchase and sale of the Securities shall take place at the offices of Lowenstein Sandler P.C., 1330 Avenue of the Americas, 21st Floor, New York, New York, or at such other location and on such other date as the Company and the Investors shall mutually agree.

         4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that:

              4. 1 Organization, Good Standing and Qualification. Each of the Company and its subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and own its properties. Each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary unless the failure to so qualify would not have a


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Material Adverse Effect. The Company's subsidiaries are reflected on Schedule
4.1 hereto.

              4.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Agreements, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

              4.3 Capitalization. Set forth on Schedule 4.3 hereto is (a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Except as set forth on Schedule 4.3, no Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. Except as set forth on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its subsidiaries is or may be obligated to issue any equity securities of any kind. Except as set forth on Schedule 4.3, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the securityholders of the Company relating to the securities of the Company held by them. Except as set forth on Schedule 4.3, the Company has not granted any Person the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

              4.4 Valid Issuance. The Company has reserved a sufficient number of shares of Common Stock for the issuance of the Shares pursuant to this Agreement and the issuance of the Warrant Shares upon exercise of the Warrants. The Shares and Warrants are duly authorized, and such Securities, along with the Warrant Shares when issued in accordance herewith and with the terms of the Warrants, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.


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              4.5 Consents. The execution, delivery and performance by the
Company of the Agreements and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

              4.6 Delivery of SEC Filings; Business. The Company has provided the Investors with copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2000, and all other reports filed by the Company pursuant to the 1934 Act since the filing of the Annual Report on Form 10-K and prior to the date hereof (collectively, the "SEC Filings"). The Company hereby represents and warrants that the SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company is engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description of the business of the Company.

              4.7 Use of Proceeds. The proceeds of the sale of the Common Stock and the Warrants hereunder shall be used by the Company for working capital and general corporate purposes.

              4.8 No Material Adverse Change. Since the filing of the Company's most recent Annual Report on Form 10-K or as otherwise identified and described in the SEC Filings, or as set forth on Schedule 4.8 hereto, there has not been:

                    (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's most recent Quarterly Report on Form 10-Q, except the incurrence of operating losses consistent with the historic results of the Company or changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

                    (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

                    (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company;

                    (iv) any waiver, not in the ordinary course of business by the Company of a valuable right or of a material debt owed to it;

                    (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial


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condition, operating results or business of the Company taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

                    (vi) any change or amendment to the Company's Certificate of Incorporation or by-laws, or material change to any material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

                    (vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company;

                    (viii) any transaction entered into by the Company other than in the ordinary course of business;

                    (ix) the loss of the services of any key employee, or material change in the composition or duties of the Company's senior management;

                    (x) the loss or threatened loss of any customer which could be material to the Company's business; or

                    (xi) any other event or condition of any character that might have a Material Adverse Effect.

              4.9 SEC Filings; Material Contracts.

                    (a) The SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                    (b) During the preceding two years, each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                    (c) Except as set forth on Schedule 4.3 hereto, there are no agreements or instruments currently in force and effect that constitute a warrant, option, convertible security or other right, agreement or arrangement of any character


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under which the Company is or may be obligated to issue any material amounts of any equity security of any kind, or to transfer any material amounts of any equity security of any kind.

              4.10 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Agreements by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation or the Company's Bylaws, both as in effect on the date hereof (copies of which have been provided to the Investors before the date hereof), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or (b) except as set forth on Schedule 4.10, any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject.

              4.11 Tax Matters. The Company has timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the knowledge of the Company, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company. All taxes and other assessments and levies of a material amount that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or threatened against the Company or any of its respective assets or property which individually or in the aggregate could have a Material Adverse Effect. Except as described in the SEC Filings, there are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity.

              4.12 Title to Properties. Except as disclosed in the SEC Filings or Schedule 4.12, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

              4.13 Certificates, Authorities and Permits. The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such


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certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

              4.14 No Labor Disputes. No material labor dispute with the employees of the Company exists or, to the knowledge of the Company, is currently threatened.

              4.15 Intellectual Property. The Company has sufficient title or adequate rights or licenses to the inventions, know-how, patents, copyrights, trademarks, trade names, confidential information, domain names and other intellectual property (collectively, "Intellectual Property Rights"), free and clear of any material liens, security interests, charges, encumbrances, equities and other adverse claims, necessary to conduct the business now operated by it, or presently employed by it, and presently contemplated to be operated by it, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights. To the knowledge of the Company, the Company's patents and other Intellectual Property Rights and the present activities of the Company do not infringe any patent, copyright, trademark, trade name or other proprietary rights of any third party.

              4.16 Environmental Matters. The Company is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim.

              4.17 Litigation. Except as disclosed in the SEC Filings or on
Schedule 4.17 hereto, there are no pending actions, suits or proceedings against or affecting the Company, its subsidiaries or any of its or their properties that, if determined adversely to the Company or such subsidiary, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

              4.18 Financial Statements. The financial statements included in each SEC Filing present fairly and accurately in all material respects the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis. Except as set forth in the financial statements


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


of the Company included in the SEC Filings filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, except those which individually or in the aggregate would not have a Material Adverse Effect.

              4.19 Insurance Coverage. The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

              4.20 Compliance with Nasdaq Continued Listing Requirements. The Company is in compliance with all applicable Nasdaq National Market continued listing requirements. There are no proceedings pending or to the Company's knowledge threatened against the Company relating to the continued listing of the Company's Common Stock on the Nasdaq National Market and the Company has not received any notice of, nor to the knowledge of the Company is there any basis for, the delisting of the Common Stock from the Nasdaq National Market.

              4.21 Brokers and Finders. The Investors shall have no liability or responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this Agreement or the transactions contemplated by this Agreement by reason of any agreement of or action taken by the Company. The Company is obligated to pay a fee to Morgan Keegan in connection with transactions contemplated hereunder.

              4.22 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

              4.23 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

              4.24 Questionable Payments. Neither the Company nor any of its subsidiaries nor, to the Company's Knowledge, any of their respective current or former shareholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any subsidiary, has on behalf of the Company or any subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful


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or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

         5. Representations, Warranties and Covenants of the Investor. Each of the Investors hereby severally, and not jointly, represents, warrants and covenants to the Company that:

              5.1 Organization and Existence. The Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

              5.2 Authorization. The execution, delivery and performance by the Investor of the Agreements have been duly authorized and the Agreements will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

              5.3 Purchase Entirely for Own Account. The Securities to be received by the Investor hereunder will be acquired for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

              5.4 Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

              5.5 Disclosure of Information. The Investor has had an opportunity to receive documents related to the Company and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. The Investor acknowledges receipt of copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

              5.6 Restricted Securities. The Investor understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.


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


              5.7 Legends. It is understood that, until registration for resale pursuant to the Registration Rights Agreement, certificates evidencing the Securities may bear one or all of the following legends:

                    (a) "The shares represented by this certificate may not be transferred without (i) an opinion of counsel satisfactory to the corporation that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws; or (ii) such registration or qualification."

                    (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

              Upon registration for resale pursuant to the Registration Rights Agreement or upon Rule 144(k) becoming available, the Company shall promptly cause certificates evidencing the Shares previously issued hereunder to be replaced with certificates which do not bear such restrictive legends, and all Warrant Shares subsequently issued shall not bear such restrictive legends. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within twenty (20) business days of submission by that Investor of legended stock certificate(s) to the Company's transfer agent, the Company shall be liable to the Investor for a late fee equal to 1% of the aggregate purchase price of the Shares evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such twenty (20) business days that the unlegended certificates have not been so delivered.

              5.8 Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

              5.9 No General Solicitation. The Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

              5.10 No Short Positions or Hedges. Each Investor represents and warrants that such Investor (a) does not currently hold any short, hedge, derivative or other similar or comparable position with regard to the securities of the Company nor (b) has taken any short, hedge, derivative or other similar or comparable position with regard to the securities of the Company in the ninety (90) day period immediately preceding the Closing Date. In addition, each Investor covenants that as a condition of the Company selling the Securities to such Investor hereunder that such Investor shall not until the expiration of the 365 day period next following the Closing Date, directly or indirectly, in the United States or anywhere else in the World, short, hedge, enter into a derivative security or position or take any other similar or comparable position with regard to the securities of the Company other than solely with regard to additional shares of the Common Stock of the Company purchased by such Investor in the open market after the Closing Date.


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


         6. Registration Rights Agreement. The parties acknowledge and agree that part of the inducement for the Investor to enter into this Agreement is the Company's execution and delivery of the Registration Rights Agreement. The parties acknowledge and agree that simultaneously with the execution hereof, the Registration Rights Agreement is being duly executed and delivered by the parties thereto.

         7. Covenants and Agreements of the Company.

              7.1 Anti-Dilution Rights.

                    (a) The Company shall give the Investors written notice (the "Issuance Notice") of any proposed future issuance by the Company of shares of Common Stock or shares of securities convertible into shares of Common Stock (collectively "Additional Securities") prior to the proposed issuance date thereof. The Issuance Notice shall specify the price at which the Additional Securities are to be issued, and the other material terms of the issuance thereof. Subject to Section 7.1(d) below, each Investor shall be entitled to purchase up to such Investor's Pro Rata Portion (as hereinafter defined) of the Additional Securities proposed to be issued at the price specified in the Issuance Notice. "Pro Rata Portion" means the number of shares of Additional Securities necessary to prevent any dilution in such Investor's percentage holdings of equity securities of the Company after giving effect to any such proposed issuance of Additional Securities (determined on a fully diluted basis).

                    (b) Each Investor may exercise its rights under this Section
7.1 by delivering written notice of its election to purchase such Additional Securities at the price specified in the Issuance Notice (which notice shall specify the number (or amount) of Additional Securities to be purchased by such Investor, up to such Investor's Pro Rata Portion) to the Company within fifteen
(15) days next following receipt of the Issuance Notice. If at the termination of such fifteen (15) day period any of the Investors shall not have exercised its right to purchase any of its Pro Rata Portion of such Additional Securities, any or all of such Investors who failed to exercise their rights hereunder will be deemed to have waived any and all of their respective rights under this
Section 7.1 with respect to the purchase of such Additional Securities.

                    (c) The Company shall have 90 days from the date of the Issuance Notice to consummate the proposed issuance of any or all of such Additional Securities that the Investors have not elected to purchase at the price and upon terms that are not materially less favorable to the Company than those specified in the Issuance Notice. At the consummation of such issuance, the Company shall issue certificates representing the Additional Securities to be purchased by Investors, if any, registered in the name of the applicable Investor, against payment by such Investor of the purchase price for such Additional Securities. Such shares of Additional Securities will be duly authorized, validly issued and unassessable shares issued to each such Investor free and clear of any and all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws. If the Company proposes to issue any class of Additional

Securities after such 90-day period, it shall again comply with the procedures set forth in this Section 7.1.

                    (d) Notwithstanding the foregoing, none of the Investors shall be entitled to purchase Additional Securities as contemplated by this
Section 7.1 in connection with issuances of Additional Securities: (i) issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (ii) in regard to sales of shares of Common Stock upon the conversion or exercise of options or convertible securities either (A) issued prior to the date hereof or (B) issued in accordance with the terms of this Agreement, (iii) issued as full or partial consideration for a merger or acquisition, or a strategic allegiance or alliance or other similar non-financing transaction, approved by the Board of Directors of the Company, (iv) issued in connection with a subdivision of the outstanding shares of Common Stock into a larger number of shares of Common Stock, or (v) issued to the public in a public offering pursuant to an effective registration statement filed under the 1933 Act. The Company shall not be under any obligation to consummate any proposed issuance of Additional Securities, nor shall there be any liability on the part of the Company to any of the Investors if the Company has not consummated any proposed issuance of Additional Securities pursuant to this Section 7.1 for whatever reason, regardless of whether it shall have delivered an Issuance Notice in respect of such proposed issuance.

                    (e) The rights of each Investor contained in this Section
7.1 shall terminate at such time as such Investor ceases to own at least 33% of the Securities purchased hereunder.

              7.2 Opinion of Counsel. On or prior to the Closing Date, the Company will deliver to the Investors the opinion of legal counsel to the Company, in form and substance reasonably acceptable to the Investors, addressing those legal matters set forth in Schedule 7.2 hereto.

              7.3 Reservation of Common Stock Pursuant to Exercise of Warrants. The Company hereby agrees at all times to reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants in accordance with the terms of the Warrants.

              7.4 Reports. For so long as an Investor purchasing at least $5,000,000 of Securities hereunder beneficially owns at least sixty-six (66%) percent of the Securities issued to it hereunder, the Company will furnish to such Investor the following reports, each of which shall be provided to such Investor by overnight delivery or e-mail transmission (within one week of filing with the SEC, in the case of SEC filings):

                    (a) Quarterly Reports. The Company's quarterly report on Form 10-Q or, in the absence of such report, consolidated balance sheets of the Company as at the end of such period and the related consolidated statements of operations, stockholders' equity and cash flows for such period and for the portion of the Company's fiscal year ended on the last day of such quarter, all in reasonable detail and certified by a principal financial officer of the Company to have been prepared in accordance with generally accepted accounting principles in the United States, subject to year-end and audit adjustments.

                    (b) Annual Reports. The Company's Form 10-K or, in the absence of a Form 10-K, consolidated balance sheets of the Company as of the end of such year and the related consolidated statements of earnings, stockholders' equity and cash flows for such year, all in reasonable detail and accompanied by the report on such consolidated financial statements of an independent certified public accountant selected by the Company and reasonably satisfactory to such Investor.

                    (c) Securities Filings. Copies of (i) all notices, proxy statements, financial statements, reports and documents as the Company shall send or make available generally to its stockholders or to financial analysts, promptly after providing same to the stockholders and (ii) all periodic and special reports, documents and registration statements (other than on Form S-8) which the Company furnishes to or files, or any officer or director of the Company (in such person's capacity as such) furnishes to or files with the SEC.

                    (d) Other Information. Such other information relating to the Company as from time to time may reasonably be requested by such Investor provided the Company produces such information in its ordinary course of business, and further provided that the Company, solely in its own discretion, determines that such information is not confidential in nature and disclosure to such Investor would not be harmful to the Company.

              7.5 Press Releases. Any press release or other publicity concerning this Agreement or the transactions contemplated by this Agreement shall be submitted to SSF for comment at least two (2) business days prior to issuance, unless the release is required to be issued within a shorter period of time by law or pursuant to the rules of a national securities exchange.

              7.6 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investors under the Agreements.

              7.7 Insurance. So long as the Investors beneficially own any Securities, the Company shall not materially reduce its existing insurance coverages.

              7.8 Compliance with Laws. So long as the Investors beneficially own any Securities, the Company will use reasonable efforts to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

              7.9 Listing of Underlying Shares and Related Matters. The Company hereby agrees, promptly following the Closing of the transactions contemplated by this Agreement, to take such action to cause the Shares and the Warrant Shares to be listed on the Nasdaq National Market as promptly as possible but no later than the effective date of the registration contemplated by the Registration Rights Agreement. The Company further agrees that if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it will include in such application the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. For so long as the Investors beneficially own any of the Securities, the Company will take all action necessary to continue the listing and trading of its Common Stock on the Nasdaq National Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable, to ensure the continued eligibility for trading of the Shares and the Warrant Shares thereon.

              7.10 Designated Director.

                    (a) Upon the purchase by SSF and/or one or more of its affiliated entities, provided that and for so long as SSF and/or one or more of its affiliated entities hold at least sixty-six (66%) percent of the Shares issued to it hereunder and provided that the market capitalization of the Company is less than or equal to $250 million, SSF shall have the right, but not the obligation, to nominate as a member to the management slate for election to the Board of Directors of the Company by the stockholders of the Company one (1) individual (the "SSF Director") and each of the Investors hereby agrees to vote all of the shares of capital stock of the Company held by such Investor and entitled to vote thereon in favor of the SSF Director at each election of directors. The Company shall use its reasonable commercial efforts to ensure that such person is duly elected to the Board of Directors of the Company.

                    (b) The Company agrees that each non-executive member of the Board of Directors of the Company shall be entitled to the same perquisites, including stock options, reimbursement of expenses and other similar rights in connection with such person's membership on the Board of Directors of the Company, as each other non-executive member of the Board of Directors of the Company.

                    (c) Subject to the provisions of the Company's Certificate of Incorporation, as amended or amended and restated from time to time, each Investor shall take all action necessary to remove forthwith the SSF Director when (and only when) such removal is requested for any reason, with or without cause, by SSF. In the case of the death, resignation or removal as herein provided of the SSF Director, each

Investor shall vote all shares of the capital stock of the Company owned by that Investor to elect another individual designated by SSF.

         8. Survival and Indemnification.

              8.1 Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement for a period of twelve months from the date of this Agreement; provided, however, that the provisions contained in
Section 7 hereof shall survive in accordance therewith.

              8.2 Indemnification. (a) The Company agrees to indemnify and hold harmless, on an after-tax and after insurance recovery basis, each holder of Securities and its Affiliates and their respective directors, officers, employees and agents (each, an "Investor Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Agreements and will reimburse any such Person for all such amounts as they are incurred by such Person; provided, however, that if an Investor Indemnified Person is reimbursed under this Section
8.2 for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the wilful misconduct or gross negligence of such Investor Indemnified Person.

                    (b) Each Investor, severally and not jointly, agrees to indemnify and hold harmless, on an after-tax and after insurance recovery basis, the Company and its Affiliates and their respective directors, officers, employees and agents (each, a "Company Indemnified Person") from and against any and all Losses to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of such Investor under the Agreements and will reimburse any such Person for all such amounts as they are incurred by such Person; provided, however, that if a Company Indemnified Person is reimbursed under this Section
8.2 for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the wilful misconduct or gross negligence of such Company Indemnified Person.

              8.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Investor Indemnified Person or Company Indemnified Person (an "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified

Person shall promptly notify the party responsible for providing such indemnification (the "Indemnifying Person") in writing and the Indemnifying Person shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, HOWEVER, that the failure of any Indemnified Person so to notify the Indemnifying Person shall not relieve the Indemnifying Person of its obligations hereunder except to the extent that the Indemnifying Person is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of such Indemnified Person, based upon written advice of its counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Person shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, the Indemnifying Person shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

         9. Miscellaneous.

              9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the other party hereto, except that without the prior written consent of the Company, but after notice duly given, an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate, and without the prior written consent of the Investors, but after notice duly given and in compliance with this Agreement, the Company may assign its rights and delegate its duties hereunder to any successor-in-interest corporation in the event of a merger or consolidation of the Company with or into another corporation, or any merger or consolidation of another corporation with or into the Company that results directly or indirectly in an aggregate change in the ownership or control of more than 50% of the voting rights of the equity securities of the Company, or the sale of all or substantially all of the Company's assets. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The provisions of this Section
9.1 shall not interfere in any respect with a transfer by an Investor of any Securities in compliance with all applicable securities laws.

              9.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

              9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

              9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by (i) personal delivery, (ii) telex or telecopier, upon receipt of confirmation of complete transmittal, or (iii) an internationally recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

                            If to the Company:

                                    Visionics Corporation
                                    5600 Rowland Road
                                    Minnetonka, Minnesota  55353
                                    Attn:   Robert Gallagher
                                    Fax:    (952) 932-7181

                           If to the Investors, to the addresses set forth on the signature pages hereto.

              9.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay the fees and expenses of counsel to SSF, but not in excess of $25,000 and such amount shall be paid at Closing from the gross proceeds of the offering.

              9.6 Amendments and Waivers. Subject to the provisions of Section
9.11 below, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

              9.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

              9.8 Entire Agreement. This Agreement, including the Exhibits and Schedules hereto, and the Registration Rights Agreement and the Warrants constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

              9.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

              9.10 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

              9. 11 SSF Powers. The Investors agree that SSF shall have the right to (a) deal with the Company and bind the other Investors in all regards with respect to any issues or matters associated with the registration of the Securities under the 1933 Act pursuant to the Registration Rights Agreement or the listing of the Securities on the Nasdaq National Market and (b) agree to any amendment or modification to the provisions of this Agreement, the Registration Rights Agreement or the Warrants and to bind the other Investors in all regards with respect thereto, with regard to the matters referred to in subsection (a) of this Section 9.11.

                       [SIGNATURES BEGIN ON THE NEXT PAGE]

              IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.


The Company:                                  VISIONICS CORPORATION



                                              By: /s/ Robert F. Gallagher
                                                  ------------------------------
                                                  Name:  Robert F. Gallagher
                                                  Title: Chief Financial Officer

The Investor:                                  SPECIAL SITUATIONS FUND III, L.P.


                                               By: /s/ David Greenhouse
                                                   -----------------------------
                                                   Name:  David Greenhouse
                                                   Title: Managing Director



Aggregate Purchase Price:  $2,250,000
Number of Shares of Common Stock:  500,000
Number of A Warrants:  125,000
    (25% of number of Shares purchased)
Exercise price of A Warrants:  $5.66
Number of B Warrants:  125,000
    (25% of number of Shares purchased)
Exercise price of B Warrants:  $6.79

Address for Notice:
                                                     153 E. 53rd Street
                                                     55th Floor
                                                     New York, NY  10022

                                                     with a copy to:

                                                     Lowenstein Sandler PC
                                                     65 Livingston Avenue
                                                     Roseland, NJ  07068
                                                     Attn: George J. Mazin, Esq.
                                                     Telephone: 973.597.2418
                                                     Facsimile: 973.597.2419

The Investor:                                  SPECIAL SITUATIONS PRIVATE EQUITY
                                                FUND, L.P.


                                               By: /s/ David Greenhouse
                                                   -----------------------------
                                                   Name:  David Greenhouse
                                                   Title: Managing Director




Aggregate Purchase Price:  $1,200,000
Number of Shares of Common Stock:  266,667
Number of A Warrants:  66,667
    (25% of number of Shares purchased)
Exercise price of A Warrants:  $5.66
Number of B Warrants:  66,667
    (25% of number of Shares purchased)
Exercise price of B Warrants:  $6.79

Address for Notice:
                                                     153 E. 53rd Street
                                                     55th Floor
                                                     New York, NY  10022

                                                     with a copy to:

                                                     Lowenstein Sandler PC
                                                     65 Livingston Avenue
                                                     Roseland, NJ  07068
                                                     Attn: George J. Mazin, Esq.
                                                     Telephone: 973.597.2418
                                                     Facsimile: 973.597.2419

The Investor:                                      SPECIAL SITUATIONS TECHNOLOGY
                                                    FUND, L.P.


                                                   By: /s/ David Greenhouse
                                                       -------------------------
                                                       Name:  David Greenhouse
                                                       Title: Managing Director




Aggregate Purchase Price:  $800,000
Number of Shares of Common Stock:  177,778
Number of A Warrants:  44,445
    (25% of number of Shares purchased)
Exercise price of A Warrants:  $5.66
Number of B Warrants:  44,445
    (25% of number of Shares purchased)
Exercise price of B Warrants:  $6.79

Address for Notice:
                                                     153 E. 53rd Street
                                                     55th Floor
                                                     New York, NY  10022

                                                     with a copy to:

                                                     Lowenstein Sandler PC
                                                     65 Livingston Avenue
                                                     Roseland, NJ  07068
                                                     Attn: George J. Mazin, Esq.
                                                     Telephone: 973.597.2418
                                                     Facsimile: 973.597.2419

The Investor:                                        SPECIAL SITUATIONS CAYMAN
                                                      FUND, L.P.


                                                     By: /s/ David Greenhouse
                                                         -----------------------
                                                         Name: David Greenhouse
                                                         Title: anaging Director






Aggregate Purchase Price:  $750,000
Number of Shares of Common Stock:  166,667
Number of A Warrants:  41,667
    (25% of number of Shares purchased)
Exercise price of A Warrants:  $5.66
Number of B Warrants:  41,667
    (25% of number of Shares purchased)
Exercise price of B Warrants:  $6.79

Address for Notice:
                                                     153 E. 53rd Street
                                                     55th Floor
                                                     New York, NY  10022

                                                     with a copy to:

                                                     Lowenstein Sandler PC
                                                     65 Livingston Avenue
                                                     Roseland, NJ  07068
                                                     Attn: George J. Mazin, Esq.
                                                     Telephone: 973.597.2418
                                                     Facsimile: 973.597.2419

The Investor:                                      PYRAMID PARTNERS, L.P.


                                                   By: /s/ Richard W. Perkins
                                                       -------------------------
                                                       Name:  Richard W. Perkins
                                                       Title: President




Aggregate Purchase Price:  $225,000
Number of Shares of Common Stock:  50,000
Number of A Warrants:  12,500
    (25% of number of Shares purchased)
Exercise price of A Warrants:  $5.66
Number of B Warrants:  12,500
    (25% of number of Shares purchased)
Exercise price of B Warrants:  $6.79

Address for Notice:
                                            Pyramid Partners, L.P.
                                            c/o Perkins Capital Management, Inc.
                                            730 East Lake Street
                                            Wayzata, MN  55391

The Investor:                                 INDUSTRICORP & CO., INC., FBO
                                               TWIN CITY CARPENTERS PENSION PLAN


                                              By: /s/ Ralph Jarvis
                                                  ------------------------------
                                                  Name:  Ralph Jarvis
                                                  Title: Secretary




Aggregate Purchase Price:  $225,000
Number of Shares of Common Stock:  50,000
Number of A Warrants:  12,500
    (25% of number of Shares purchased)
Exercise price of A Warrants:  $5.66
Number of B Warrants:  12,500
    (25% of number of Shares purchased)
Exercise price of B Warrants:  $6.79

Address for Notice:
                                            Industricorp & Co., Inc.
                                            c/o Perkins Capital Management, Inc.
                                            730 East Lake Street
                                            Wayzata, MN  55391

The Investor:                                 USB PIPER JAFFRAY AS CUSTODIAN FBO
                                               DAVID H. POTTER IRA


                                              By: /s/ Daniel S. Perkins
                                                  ------------------------------
                                                  Name:  Daniel S. Perkins
                                                  Title: Vice President



Aggregate Purchase Price:  $100,125
Number of Shares of Common Stock:  22,250
Number of A Warrants:  5,562
    (25% of number of Shares purchased)
Exercise price of A Warrants:  $5.66
Number of B Warrants:  5,562
    (25% of number of Shares purchased)
Exercise price of B Warrants:  $6.79

Address for Notice:
                                            USB Piper Jaffray as Custodian FBO
                                             David H. Potter IRA
                                            c/o Perkins Capital Management, Inc.
                                            730 East Lake Street
                                            Wayzata, MN  55391

The Investor:                                 USB PIPER JAFFRAY AS CUSTODIAN FBO
                                               JAMES G. PETERS IRA


                                              By: /s/ Daniel S. Perkins
                                                  ------------------------------
                                                  Name:  Daniel S. Perkins
                                                  Title: Vice President



Aggregate Purchase Price:  $100,125
Number of Shares of Common Stock:  22,250
Number of A Warrants:  5,562
    (25% of number of Shares purchased)
Exercise price of A Warrants:  $5.66
Number of B Warrants:  5,562
    (25% of number of Shares purchased)
Exercise price of B Warrants:  $6.79

Address for Notice:
                                            USB Piper Jaffray as Custodian FBO
                                             James G. Peters IRA
                                            c/o Perkins Capital Management, Inc.
                                            730 East Lake Street
                                            Wayzata, MN  55391

The Investor:                      DANIEL S. AND PATRICE M. PERKINS



                                   By: /s/ Daniel S. Perkins, Patrice M. Perkins
                                       -----------------------------------------





Aggregate Purchase Price:  $100,125
Number of Shares of Common Stock:  22,250
Number of A Warrants:  5,562
    (25% of number of Shares purchased)
Exercise price of A Warrants:  $5.66
Number of B Warrants:  5,562
    (25% of number of Shares purchased)
Exercise price of B Warrants:  $6.79

Address for Notice:
                                            Daniel S. and Patrice M. Perkins
                                            c/o Perkins Capital Management, Inc.
                                            730 East Lake Street
                                            Wayzata, MN  55391

The Investor:                          RICHARD W. PERKINS TRUSTEE
                                        U/A DATED 6/14/78 FBO RICHARD W. PERKINS


                                       By: /s/ Richard W. Perkins
                                           -------------------------------------
                                           Name:  Richard W. Perkins
                                           Title: Trustee



Aggregate Purchase Price:  $112,500
Number of Shares of Common Stock:  25,000
Number of A Warrants:  6,250
    (25% of number of Shares purchased)
Exercise price of A Warrants:  $5.66
Number of B Warrants:  6,250
    (25% of number of Shares purchased)
Exercise price of B Warrants:  $6.79

Address for Notice:
                                       Richard W. Perkins Trustee
                                        U/A dated 6/14/78 FBO Richard W. Perkins
                                       c/o Perkins Capital Management, Inc.
                                       730 East Lake Street
                                       Wayzata, MN  55391